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                                                                   Exhibit 32.1

                                 CERTIFICATION
                       Pursuant To 18 U.S.C. Section 1350
      as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002


In connection with the Annual Report on Form 10-K of NEWPARK RESOURCES, INC., a Delaware corporation ("Newpark"), for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James D. Cole, Chairman of the Board and Chief Executive Officer of Newpark, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Newpark.



                                                 /s/ James D. Cole
                                                 --------------------------
                                                 James D. Cole
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                                                 March 15, 2005